EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Ronald L. Thompson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020
/s/ Ronald L. Thompson
Ronald L. Thompson

State of New York	)
) ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by Ronald L. Thompson, who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC
My Commission Expires: 11/17/2020

EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Jeffrey R. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020

/s/ Jeffrey R. Brown
Jeffrey R. Brown

State of New York	)
) ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by Jeffrey R. Brown, who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC
My Commission Expires: 11/17/2020

EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Priscilla Sims Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020

/s/ Priscilla Sims Brown
Priscilla Sims Brown

State of New York	)
) ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by Priscilla Sims Brown, who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC
My Commission Expires: 11/17/2020

EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that James R. Chambers, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020
/s/ James R. Chambers
James R. Chambers

State of New York	)
) ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by James R. Chambers, who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC
My Commission Expires: 11/17/2020

EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Tamara Simpkins Franklin, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020	/s/ Tamara Simpkins Franklin
Tamara Simpkins Franklin

State of New York	)
) ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by Tamara Simpkins Franklin, who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC

My Commission Expires: 11/17/2020

EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Lisa W. Hess, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020
/s/ Lisa W. Hess
Lisa W. Hess

State of New York	)
) ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by Lisa W. Hess, who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC
My Commission Expires: 11/17/2020

EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Edward M. Hundert, M.D., a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020
/s/ Edward M. Hundert, M.D.
Edward M. Hundert, M.D.

State of New York	)
) ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by Edward M. Hundert, M.D., who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC
My Commission Expires: 11/17/2020

EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Maureen O'Hara, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020
/s/ Maureen O'Hara
Maureen O'Hara

State of New York	)
) ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by Maureen O'Hara, who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC

My Commission Expires: 11/17/2020

EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Donald K. Peterson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020
/s/ Donald K. Peterson
Donald K. Peterson

State of New York	)
) ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by Donald K. Peterson, who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC
My Commission Expires: 11/17/2020

EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Sidney A. Ribeau, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020
/s/ Sidney A. Ribeau
Sidney A. Ribeau

State of New York	)
)ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by Sidney A. Ribeau, who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC
My Commission Expires: 11/17/2020

EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Dorothy K. Robinson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020
/s/ Dorothy K. Robinson
Dorothy K. Robinson

State of New York	)
) ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by Dorothy K. Robinson, who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC
My Commission Expires: 11/17/2020

EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Kim M. Sharan, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020
/s/ Kim M. Sharan
Kim M. Sharan

State of New York	)
) ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by Kim M. Sharan, who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC
My Commission Expires: 11/17/2020

EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that David L. Shedlarz, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020
/s/ David L. Shedlarz
David L. Shedlarz

State of New York	)
) ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by David L. Shedlarz, who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC
My Commission Expires: 11/17/2020

EXHIBIT 24

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Marta Tienda, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip T. Rollock, Rachel Mendelson, Marjorie Pierre-Merritt and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 12, 2020
/s/ Marta Tienda
Marta Tienda

State of New York	)
) ss.
County of New York	)
SUBSCRIBED AND SWORN to before me this 12th day of February, 2020, by Marta Tienda, who I have identified to be the person who signs herein.

/s/ Marjorie Pierre-Merritt
NOTARY PUBLIC
My Commission Expires: 11/17/2020